    As filed with the Securities and Exchange Commission on December 13, 2000

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): OCTOBER 31, 2000


                       EQUITY RESIDENTIAL PROPERTIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            MARYLAND                      1-12252             13-3675988
  (STATE OR OTHER JURISDICTION          (COMMISSION        (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)       FILE NUMBER)       IDENTIFICATION NO.)


            TWO NORTH RIVERSIDE PLAZA, SUITE 400
                      CHICAGO, ILLINOIS                   60606
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


       Registrant's telephone number, including area code: (312) 474-1300

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

ITEM 5:  OTHER EVENTS

On October 31, 2000, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), sole general partner of ERP Operating Limited Partnership, an Illinois limited partnership ("ERP"), acquired Grove Property Trust, a Maryland real estate investment trust ("Grove"), through the merger of a wholly owned subsidiary of ERP, pursuant to an Agreement and Plan of Merger dated as of July 17, 2000 ("the Merger Agreement") by and between Grove, Grove Operating, L.P. ("Grove OP") and ERP (the "Merger"). The Merger was approved by the shareholders of Grove and the OP Unit holders of Grove OP at their special meetings held on October 31, 2000. As part of the Merger Agreement, certain Grove executives acquired Grove's four retail properties at the Merger closing for approximately $21.7 million, including the assumption of approximately $7.5 million of debt. The Merger subsequently closed on October 31, 2000.

Each share of common stock of Grove outstanding immediately prior to the Merger was cashed out pursuant to the Merger Agreement at $17.00 per common share. Each unit of limited partnership in Grove OP was converted into the right to receive, at the holders election, either cash in the amount of $17.00 or 0.3696 of a limited partnership unit of ERP for each unit of Grove OP.

In connection with the Merger, EQR is hereby filing additional financial information of Grove as of October 31, 2000 and for the ten-month and four-month periods then ended. The financial information does not give effect to the Merger or any related transactions.

                              GROVE PROPERTY TRUST
                           CONSOLIDATED BALANCE SHEETS
                    (Dollars in thousands, except par value)
                                   (Unaudited)


                                                                    OCTOBER 31, 2000                DECEMBER 31, 1999
                                                                   --------------------            --------------------
ASSETS
Real estate assets:
     Land                                                          $            51,054             $            45,770
     Buildings and improvements                                                312,561                         266,432
     Furniture, fixtures and equipment                                           5,173                           3,972
                                                                   --------------------            --------------------
                                                                               368,788                         316,174
     Less accumulated depreciation                                             (26,593)                        (17,639)
                                                                   --------------------            --------------------
     Net real estate assets                                                    342,195                         298,535

Real estate held for sale                                                            -                           2,671
Cash and cash equivalents                                                        5,186                           4,220
Deposits - restricted                                                              699                             325
Escrow deposits - restricted                                                    12,724                           8,188
Due from affiliates                                                                 11                             112
Deferred charges, net of accumulated amortization of
     $729 and 229, respectively                                                  7,998                           1,714
Other assets                                                                     1,453                           1,432
                                                                   --------------------            --------------------
  Total assets                                                     $           370,266             $           317,197
                                                                   ====================            ====================


LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage notes payable (including  fair value step up of
        $7,653 and $8,164, respectively)                           $           218,500             $           180,290
     Line of Credit                                                             37,950                          15,300
     Accounts payable, accrued expenses and other liabilities                    2,724                          10,268
     Accrued interest                                                            1,570                           1,109
     Acquisition notes payable                                                   1,545                           4,675
     Distributions payable                                                         731                           2,177
     Security deposits                                                           4,143                           3,394
     Due to affiliates                                                               -                              78
                                                                   --------------------            --------------------
  Total liabilities                                                            267,163                         217,291

Minority interest in the Operating Partnership                                  32,515                          32,231

Shareholders' equity:
     Preferred shares, $.01 par value per share,
        1,000,000 shares authorized; no shares
        issued or outstanding                                                        -                               -
     Common shares, $.01 par value per share, 34,000,000
        shares authorized; 8,364,947 and 8,197,141 shares
        issued and outstanding, respectively                                        84                              82
     Additional paid-in capital                                                 77,668                          75,968
     Distributions in excess of earnings                                        (7,164)                         (8,375)
                                                                   --------------------            --------------------
  Total shareholders' equity                                                    70,588                          67,675
                                                                   --------------------            --------------------
  Total liabilities and shareholders' equity                       $           370,266             $           317,197
                                                                   ====================            ====================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                              GROVE PROPERTY TRUST
                        CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands, except per share data)
                                   (Unaudited)


                                              For the Ten Months Ended October 31,       For the Four Months Ended October 31,
                                              ---------------------------------------    ----------------------------------------
                                                   2000                  1999                  2000                  1999
                                              -----------------    ------------------    ------------------    ------------------
Revenues:
    Rental income                             $         56,512     $          52,228     $          24,585     $          21,360
    Property management income- affiliates                  97                   219                    35                    79
    Other property related income                          654                   612                   257                   253
    Interest income                                        723                   452                   356                   173
                                              -----------------    ------------------    ------------------    ------------------
        Total revenues                                  57,986                53,511                25,233                21,865
                                              -----------------    ------------------    ------------------    ------------------
Expenses:
    Property operating                                  19,865                19,367                 8,227                 7,476
    Real estate taxes                                    4,300                 4,773                 1,590                 1,910
    Interest                                            13,657                11,720                 6,146                 4,858
    Depreciation                                         8,971                 8,322                 3,807                 3,374
    Amortization                                           526                   204                   370                    84
    General and administrative                           2,043                 3,440                   950                 1,336
    Merger  costs                                        1,075                     -                 1,075                     -
                                              -----------------    ------------------    ------------------    ------------------
        Total expenses                                  50,437                47,826                22,165                19,038
                                              -----------------    ------------------    ------------------    ------------------
           Income before gain (loss) on
             sales, extraordinary item,
             and minority interests                      7,549                 5,685                 3,068                 2,827
Gain (loss) on sales of property                         1,533                   (32)                    -                   (32)
                                              -----------------    ------------------    ------------------    ------------------
           Income before minority
             interests and extraordinary
             item                                        9,082                 5,653                 3,068                 2,795
Minority interest in consolidated
  partnerships                                               -                    77                     -                    35
Minority interest in Operating
  Partnership                                            2,889                 1,739                   970                   874
                                              -----------------    ------------------    ------------------    ------------------
           Income before extraordinary item              6,193                 3,837                 2,098                 1,886
Extraordinary gain(loss) related to
  debt extinguishment                                        -                   103                     -                  (119)
                                              -----------------    ------------------    ------------------    ------------------
           Net income                                    6,193                 3,940                 2,098                 1,767
                                              =================    ==================    ==================    ==================
Income before extraordinary item per
  common share - basic                        $           0.75     $            0.45     $            0.25     $            0.22
                                              =================    ==================    ==================    ==================
Extraordinary gain(loss) per common
  share - basic                               $              -     $            0.01     $               -     $           (0.01)
                                              =================    ==================    ==================    ==================
Net income per common share - basic           $           0.75     $            0.46     $            0.25     $            0.21
                                              =================    ==================    ==================    ==================
Income before extraordinary item per
  common share - diluted                      $           0.72     $            0.44     $            0.24     $            0.22
                                              =================    ==================    ==================    ==================
Extraordinary gain(loss) per common
  share - diluted                             $              -     $            0.01     $               -     $           (0.01)
                                              =================    ==================    ==================    ==================
Net income per common share - diluted         $           0.72     $            0.45     $            0.24     $            0.21
                                              =================    ==================    ==================    ==================
Weighted average common shares
  outstanding - basic                                    8,284                 8,512                 8,345                 8,418
Effect of stock options                                    306                   152                   379                   177
                                              -----------------    ------------------    ------------------    ------------------
Weighted average common shares
  outstanding - diluted                                  8,590                 8,664                 8,724                 8,595
                                              =================    ==================    ==================    ==================
Distributions declared per common
  share outstanding                           $           0.60     $            0.54      $           0.24     $            0.18
                                              =================    ==================    ==================    ==================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                              GROVE PROPERTY TRUST
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                               For the Ten Months Ended October 31,
                                                                             ---------------------------------------
                                                                                   2000                     1999
                                                                             ---------------------------------------
                                                                                           (In thousands)
Operating Activities:
Net income                                                                   $      6,193             $       3,940
Adjustments to reconcile net income to net cash provided
      by operating activities
           Depreciation and amortization                                            9,497                     8,526
           Extraordinary item                                                           -                      (103)
           Minority interests                                                       2,889                     1,816
           Compensation expense paid with Company common shares                       313                       100
           (Gain) loss on sale of property                                         (1,533)                       32

           Write-off of intangible assets                                              12                         -
Change in other assets                                                                (47)                   (2,141)
Change in accounts payable, accrued expenses and other liabilities                 (8,218)                     (298)
                                                                             -------------            --------------
Net cash provided by operating activities                                           9,106                    11,872
                                                                             -------------            --------------
Investing activities:
      Purchase of partnership interests                                                 -                    (3,359)
      Deferred charges                                                                  -                        (1)
      Additions to real estate assets                                             (24,435)                   (8,069)
      Net proceeds from sale of property                                            4,193                       248
                                                                             -------------            --------------
           Net cash (used for) investing activities                               (20,242)                  (11,181)
                                                                             -------------            --------------
Financing activities:
      Net proceeds from mortgage notes payable                                     14,868                    34,938
      Net borrowings (repayments) from line of credit                              22,650                   (10,400)
      Proceeds from exercise of stock options                                           -                       535
      Equity offering costs                                                             -                       (11)
      Repayment of mortgage notes payable                                          (4,516)                  (13,341)
      Borrowings from affiliates, net                                                 (77)                      686
      Financing costs                                                              (6,785)                     (992)
      Repurchase of stock                                                            (207)                   (6,872)
      Dividends and distributions paid                                             (8,921)                   (8,878)
                                                                             -------------            --------------
           Net cash provided by (used for) financing activities                    17,012                    (4,335)
                                                                             -------------            --------------
Net change in cash and cash equivalents                                             5,876                    (3,644)
Cash and cash equivalents, beginning of period                                     12,733                    15,262
                                                                             -------------            --------------
Cash and cash equivalents, end of period                                     $     18,609             $      11,618
                                                                             =============            ==============
Supplemental Information:
      Cash paid for interest                                                 $     13,822             $      12,085
      Assumed mortgage notes                                                 $     27,859             $           -
      OP units issued pursuant to acquisition of properties                  $        201             $           -

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                              GROVE PROPERTY TRUST
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                OCTOBER 31, 2000


1.   BASIS OF PRESENTATION

                  The financial statements are presented on a consolidated basis. Included in the Company's financial statements are the accounts of the Operating Partnership and various property partnerships. Properties are owned either directly by the Operating Partnership or are owned by various limited partnerships or limited liability companies that in turn are wholly owned by the Operating Partnership. All significant intercompany transactions are eliminated in consolidation.

           The accompanying interim financial statements have been prepared by the Company's management in accordance with accounting principles generally accepted in the United States for interim financial information and with the rules and regulations of the Securities and Exchange Commission. In the opinion of management, the interim financial statements presented herein reflect all adjustments of a normal and recurring nature, which are necessary to fairly state the interim financial statements. The results of operations for the interim period ended October 31, 2000 are not necessarily indicative of the results that may be expected for the year ending December 31, 2000. These financial statements should be read in conjunction with the Company's audited financial statements and the notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1999.


2.       MORTGAGE NOTES PAYABLE

           Total mortgage notes payable consist of the following at October 31, 2000 (in thousands):

       Amortizing mortgage notes                      $     155,500
       Interest only first mortgage note                     63,000
                                                      --------------
                                                      $     218,500
                                                      ==============

           The contractual principal amount outstanding of mortgage notes payable is $210.8 million. The book value of approximately $43.7 million of amortizing mortgage notes, assumed with above average market interest rates in conjunction with the McNeil Portfolio acquisition, have been adjusted upward by approximately $7.7 million to reflect the fair value of the notes at the Company's estimated market interest rate of 7.0%.

           The amortizing mortgage notes have fixed interest rates between 6.2% and 12.5%. These notes mature between the years 2000 and 2031 and are collateralized by thirty-six of the properties with an aggregate carrying amount of approximately $201.2 million as of October 31, 2000. Certain of these notes are partially guaranteed by certain executive officers and shareholders of the Company. During the second quarter, the Company received second mortgage financing on six properties, with net proceeds totaling approximately $8.3 million, and a face amount of approximately $14.8 million. The average interest rate on the face amount of the new second mortgages is 7.4% and the weighted average maturity of the new second mortgages is 7.4 years.

           The interest only first mortgage note requires monthly payments of interest at an effective fixed interest rate of 6.7% and matures in 2008. This note is collateralized by seventeen properties with an aggregate carrying amount of approximately $86.1 million as of October 31, 2000.


3.   ACQUISITION NOTES PAYABLE

           In conjunction with the purchase of the McNeil Portfolio, the Company agreed to issue additional OP units and pay cash (together the "Acquisition Notes Payable") to certain continuing partners in the event that any of certain McNeil Portfolio properties were converted to a market rate property.

                              GROVE PROPERTY TRUST
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000


4.   SHAREHOLDERS' EQUITY

           The following table outlines the 2000 activity in the Operating Partnership equity accounts:

                                                                                Company's      Limited Partners'
                                                                                Operating          Operating
                                                                               Partnership        Partnership
                                                                                  Units              Units
                                                                             ----------------- ------------------
     Outstanding at December 31, 1999                                           8,197,141         3,903,936
     Common Units exchanged                                                       156,075          (156,075)
     Common Shares repurchased                                                    (16,249)             -
     Common Shares issued pursuant to employee stock compensation plan             27,980              -
     OP Units issued related to Acquisition Notes Payable                            -               91,907
     OP Units issued pursuant to acquisition of properties                           -               13,388
                                                                             ----------------- ------------------
     Outstanding at October 31, 2000                                            8,364,947         3,853,156
                                                                             ================= ==================
         Ownership Percentage                                                         69%               31%
                                                                             ================= ==================

5.       ACQUISITION OF PROPERTIES

           During the second quarter of 2000, the Company purchased three properties located in Massachusetts including 912 apartments for approximately $33.5 million. The purchase price included a $12.0 million cash payment and the assumption of mortgage debt totaling $21.5 million. The cash portion of the purchase was funded with the Company's revolving credit facility and cash on hand. The assumed mortgage debt has a weighted average fixed interest rate of 7.9% and a weighted average maturity of 20.8 years.

           On October 30 2000, the Company purchased two properties located in Massachusetts including 231 apartments for approximately $7.4 million. The purchase price included a $0.9 million cash payment, operating units valued at $0.2 million and the assumption of mortgage debt totaling $6.3 million. The cash portion of the purchase was funded with the Company's revolving credit facility and cash on hand. The assumed mortgage debt has a weighted average fixed interest rate of 8.6% and a weighted average maturity of 12.7 years.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EQUITY RESIDENTIAL PROPERTIES TRUST




Date:    December 13, 2000            By: /s/ Michael J. McHugh
         -----------------                --------------------------------------
                                          Michael J. McHugh, Executive Vice
                                          President and Chief Accounting Officer